UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2008

GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)

(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01	Regulation FD Disclosure

Item 9.01	Financial Statements and Exhibits

Item 9.01(d)	Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 99.1:	Slide Presentation

Item 7.01	Regulation FD Disclosure.

On February 18, 2008 Mr. Jay Meilstrup, President and Chief Executive Officer of GameTech International , Inc. (the “Company”), and Mr. Donald Tateishi, Chief Financial Officer of the Company will give a presentation regarding the Company at a conference presented by Roth Capital Partners in Dana Point, California. A copy of Mr. Meilstrup’s and Mr. Tateishi’s slide presentation is furnished hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Item 9.01(d)	Exhibits.

99.1	- Slide presentation to be given by Mr. Meilstrup and Mr. Tateishi, dated February 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMETECH INTERNATIONAL, INC.

By:  /s/ Donald Tateishi

Donald Tateishi
Chief Financial Officer, Treasurer and Secretary

Dated: February 15, 2007

EXHIBIT INDEX

99.1	Slide presentation to be given by Mr. Meilstrup and Mr. Tateishi, dated February 18, 2007.